INTELLECTUAL PROPERTY ASSIGNMENT OF SECURITY INTEREST


    This Intellectual Property Assignment of Security Interest (this "Assignment") is dated as of July 14, 1999 by and between Rawling's Sporting Goods Company, Inc. (the "Assignor"), and THE FIRST NATIONAL BANK OF CHICAGO, as agent (the "Agent") for the Lenders (as hereinafter defined).

                         R E C I T A L S:

1.  Pursuant to that certain Amended and Restated Credit
    Agreement dated as of September 12, 1997 among the Assignor, the financial institutions signatory thereto (the
    "Lenders"), and the Agent (as heretofore and hereafter restated, amended or modified, the "Credit Agreement"), the Lenders have agreed to make certain loans and other financial accommodations to the Assignor; and

2. As a condition to further extensions of credit under the Credit Agreement the Lenders have required that the Assignor grant to the Agent, on behalf of the Lenders and at the Agent's request, a security interest in certain of the Assignor's assets;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    a.   DEFINITIONS AND EFFECT.

         i.   GENERAL TERMS.  As used in this Assignment:

         "Assignment" means this Intellectual Property
Assignment of Security Interest, as it may be amended, modified or restated from time to time.

         "Collateral" has the meaning ascribed to it by Section
2 hereof.

         "Copyrights" has the meaning ascribed to it by Section
2(a) hereof.

         "Default" means an event described in Section 5 hereof.

         "Default Rate" means the rate of interest which may be due and owing from time to time on any Loan and payable by the Assignor under the Credit Agreement pursuant to Section 2.11 of such agreement.

         "Licenses" has the meaning ascribed to it by Section
2(c) hereof.

         "Lien" means any security interest, mortgage, pledge, hypothecation, lien, claim, charge, encumbrance, title retention agreement, or lessor's interest, in or on the Collateral or any
      portion thereof.

         "Obligations" means all "Obligations" as defined in the Credit Agreement.

         "Patents" has the meaning ascribed to it by Section
2(d) hereof.

         "Related Documents" means, collectively, all documents and things in the Assignor's possession related to the production and sale by the Assignor, or any Affiliate, Subsidiary, licensee or subcontractor thereof, of products or services sold by or under the authority of the Assignor in connection with the Patents, Trademarks, Copyrights or Licenses including, without limitation, all product and service specification documents and production and quality control manuals used in the manufacture of products or provision of services sold under or in connection with the Trademarks.

         "Section" means a numbered section of this Assignment, unless another document is specifically referenced.

         "Trademarks" has the meaning ascribed to it by Section
2(b) hereof.

         "Unmatured Default" means an event which but for the lapse of requisite time or the giving of requisite notice, or both, would constitute a Default.

         The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.
Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

    b.   GRANT OF SECURITY INTEREST.

         The Assignor hereby sells, assigns, transfers and sets over to the Agent, for the benefit of itself and the Lenders, and grants to the Agent, for the benefit of itself and the Lenders, a security interest in all of the Assignor's right, title and interest in and to all of its now owned or existing and hereafter acquired or arising property described as follows (collectively, the "Collateral") to secure payment of the Obligations:

                        (a)  all United States and foreign
                             copyrights, including, without
                             limitation, the copyright
                             registrations listed on Exhibit A
                             hereto, and applications therefor
                             and renewals thereof and all
                             income, royalties, damages and
                             payments now and hereafter due
                             and/or payable under and with
                             respect to all United States and
                             foreign copyrights including,
                             without limitation, damages and
                             payments for past and future
                             infringements thereof (all of the
                             foregoing are sometimes hereinafter
                             individually and/or collectively
                             referred to as the "Copyrights");

                        (b)  all United States and foreign
                             trademarks, tradenames, service
                             marks, trademark and service mark
                             registrations and renewals, and
                             trademark and service mark
                             applications, including, without
                             limitation, the U.S. trademark and
                             service mark applications and
                             registrations listed on Exhibit B
                             hereto, as well as any renewals
                             thereof and the trademarks and
                             service marks covered thereby, and
                             all income, royalties, damages and
                             payments now and hereafter due
                             and/or payable under and with
                             respect to all trademarks,
                             tradenames and service marks
                             including, without limitation,
                             damages and payments for past and
                             future infringements thereof
                             against third parties (all of the
                             foregoing are sometimes hereinafter
                             individually and/or collectively
                             referred to as the "Trademarks");

                        (c)  all license agreements in which the
                             Assignor is or becomes licensed (or
                             grants or permits, whether now or
                             in the future a license) to use a
                             copyright, trademark, service mark,
                             tradename, patent or the related
                             knowhow including, without
                             limitation, the license agreements
                             listed on Exhibit C hereto (the
                             "Licenses");

                        (d)  all United States and foreign
                             patents and patent applications,
                             whether in the United States or any
                             foreign jurisdiction, and the
                             inventions and improvements
                             described and claimed therein and
                             trade secrets and know-how related
                             thereto, including, without
                             limitation, the patents and patent
                             applications listed on Exhibit D
                             hereto, and the re-issues,
                             divisions, renewals, extensions and
                             continuations-in-part thereof and
                             all income, royalties, damages and
                             payments now and hereafter due
                             and/or payable thereunder and with
                             respect thereto, including, without
                             limitation, damages and payments
                             for past and future infringements
                             thereof, the right to sue for past,
                             present and future infringements
                             thereof and all rights
                             corresponding thereto throughout
                             the world (all of the foregoing
                             being sometimes hereinafter
                             individually and/or collectively
                             referred to as the "Patents");

                        (e)  the goodwill of the Assignor's
                             business connected with the use of
                             and symbolized by the Trademarks;

                        (f)  the Related Documents; and

                        (g)  all products and proceeds,
                             including, without limitation,
                             insurance proceeds, of any of the
                             foregoing.

    c.   REPRESENTATIONS AND WARRANTIES.

         The Assignor represents and warrants to the Agent and the Lenders that:

         i. EXISTENCE AND STANDING. The Assignor is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and the Assignor has all requisite authority to conduct its business and is qualified to do business in each jurisdiction in which its business is conducted except those jurisdictions in which the failure to so qualify could not reasonably be expected to have a Material Adverse Effect.

         ii. AUTHORIZATION, VALIDITY AND ENFORCEABILITY. The execution, delivery and performance by the Assignor of this Assignment have been duly authorized by proper corporate proceedings, and this Assignment constitutes a legal, valid and binding obligation of the Assignor and creates a security interest which is enforceable against the Assignor in all now owned and hereafter acquired Collateral except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting enforcement of creditors' rights generally and subject also to the availability of equitable remedies if equitable remedies are sought.

         iii. CONFLICTING LAWS AND CONTRACTS. Neither the execution and delivery by the Assignor of this Assignment, the creation and perfection of the security interest in the Collateral granted hereunder, nor compliance with the terms and provisions hereof, will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Assignor or the Assignor's articles of incorporation or bylaws, the provisions of any indenture, instrument or agreement to which the Assignor is a party or is subject, or by which it, or its property, is bound, or conflict therewith or constitute a default thereunder, or result in the creation or imposition of any Lien (except to the extent created by this Assignment) pursuant to the terms of any such indenture, instrument or agreement.

         iv. PRINCIPAL LOCATION. As of the date hereof, the Assignor's mailing address, and the location of its chief executive office and the books and records relating to the Collateral are disclosed in Exhibit E hereto.

         v. NO OTHER NAMES. Except as set forth in Exhibit F hereto, since July 1, 1994, the Assignor has not conducted business under any name except the names in which it has executed this Assignment or as otherwise disclosed pursuant to the Loan Documents.

         vi. NO DEFAULT. No Default or Unmatured Default exists.

         vii. NO FINANCING STATEMENTS. Upon the making of the filings and recordings specified in clauses (a) and (b) of Section 3.8 below, the Agent will have a first priority perfected security interest in the Collateral. No financing statement or similar document describing all or any portion of the Collateral which has not lapsed or been terminated naming the Assignor as debtor or assignor has been filed in any jurisdiction or office, including, without limitation, the United States Patent and Trademark Office or the United States Copyright Office except financing statements or similar documents permitted by Section 6.18 of the Credit Agreement.

       viii. SECURITY INTEREST. This Assignment creates a valid security interest in and collateral assignment of the Collateral, enforceable against the Assignor and all third parties, securing payment of the Obligations, which security interest will be perfected, with respect to rights in the United States, upon (a) the recording of this Assignment in the Office of the Commissioner of Patents and Trademarks and the United States Copyright Office, and (b) the filing of Uniform Commercial Code financing statements with the Secretary of State of Missouri.

         ix. REGISTRATIONS. To the knowledge of Assignor's officers, the Assignor has duly and properly applied for registration of the Copyrights, Trademarks and Patents listed in Exhibits A, B and D hereto as indicated thereon, respectively, in the United States Patent and Trademark Office or the Copyright Office, as applicable.

         x. LITIGATION. There has been no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to the knowledge of any of the Assignor's officers, threatened against or affecting the Assignor or its Subsidiaries challenging the Assignor's right, title and interest in the Collateral or alleging that the Assignor's use of any Collateral violates the rights of any Person which could reasonably be expected to have a Material Adverse Effect. To the knowledge of Assignor's officers, the Assignor's use of the Collateral does not infringe upon the rights of any third party.

         xi. COMPLETE LISTING. The Copyright, Trademark, and Patent applications and registrations and the Licenses set forth on the Schedules hereto constitute, as of the date hereof, all such applications, registrations and Licenses of the Assignor and Assignor has good and marketable title to all such property, free and clear of all Liens other than those in favor of the Agent and the Lenders or permitted under Section 6.18 of the Credit Agreement.

    d.   COVENANTS.

         From the date of this Assignment, and thereafter until this Assignment is terminated:

         i. INSPECTION. The Assignor will permit the Agent, by representatives and agents, to examine and make copies of the records of the Assignor relating to the Collateral, and to discuss the Collateral and the records of the Assignor with respect thereto with, and to be advised as to the same by, the Assignor's officers and employees at such reasonable times and intervals as the Agent may designate.

         ii. TAXES. The Assignor will pay when due all taxes, assessments and governmental charges and levies upon the Collateral to the extent permitted pursuant to clauses (a) and (b) of Section 6.5 of the Credit Agreement.

         iii. RECORDS AND REPORTS. The Assignor will maintain complete and accurate books and records with respect to the Collateral, and furnish to the Agent, with sufficient copies for each of the Lenders, such reports relating to the Collateral as the Agent shall from time to time reasonably request.

         iv. NOTICE OF DEFAULT. The Assignor will give prompt notice in writing to the Agent and the Lenders of the occurrence of any Default or Unmatured Default and of any other development, financial or other, which would have a Material Adverse Effect.

         v. FINANCING STATEMENTS AND OTHER ACTIONS. The Assignor will execute and deliver to the Agent all financing statements and other documents from time to time requested by the Agent or any Lender in order to maintain and/or perfect a first perfected security interest in the Collateral.

         vi.  DISPOSITION OF COLLATERAL.  Except for
              non-exclusive licensing agreements or as permitted under the Credit Agreement, the Assignor will not sell, lease or otherwise dispose of the Collateral without the prior consent of Agent, which consent shall not be unreasonably withheld.

         vii. LIENS. The Assignor will not create, incur or suffer to exist any Lien upon the Collateral except the security interest created by this Assignment and as otherwise permitted by Section
              6.18 of the Credit Agreement.

       viii. OTHER FINANCING STATEMENTS. The Assignor will not sign or authorize the signing on its behalf of any financing statement naming it as debtor covering all or any portion of the Collateral, except financing statements naming the Agent, on behalf of the Lenders, as secured parties.

         ix. PRESERVATION OF VALUE. The Assignor agrees to protect and preserve the value and integrity of all material Trademarks, Patents, Copyrights and Licenses and, to that end, shall maintain the quality of any and all of its products or services bearing the trademarks or service marks included in such Trademarks, Patents, Copyrights or Licenses consistent with the quality of such products and services of such marks as of the date of this Assignment.

         x. COLLATERAL ROYALTIES; TERM. The Assignor hereby agrees that any use by the Agent, on behalf of the Lenders, of any Patents, Copyrights, Trademarks and Licenses as described above shall be worldwide, to the extent possessed by the Assignor, and without any liability for royalties or other related charges from the Agent or any Lender to the Assignor. The term of the assignments and grants of security interests granted herein shall extend until the expiration of each of the respective Copyrights, Trademarks, Patents and Licenses assigned or pledged hereunder, or until the Obligations have been indefeasibly paid in full, no commitment by the Agent or any Lender exists that could give rise to any Obligations and the Credit Agreement and this Assignment have been terminated, whichever first occurs.

         xi. ANNUAL REPORT. The Assignor shall provide the Agent upon request, and in any event within 15 days after the end of each calendar quarter, with a list of all new applications for United States and foreign copyright registrations, patents and trademark registrations, which new applications shall be subject to the terms and conditions of this Assignment. The Assignor hereby authorizes the Agent to modify this Assignment by amending the Exhibits hereto to include any such new Trademarks, Patents, Copyrights or Licenses and to re-record this Assignment from time to time as the Agent sees fit.

         xii. DUTIES OF ASSIGNOR. The Assignor shall have the duty (a) to prosecute diligently any application to register any material Patents, Trademarks and Copyrights pending as of the date hereof or thereafter until all Obligations have been indefeasibly paid in full, (b) to make application on unpatented but patentable material inventions and on material Trademarks and Copyrights, as the Borrower may determine, in its sole discretion, to be appropriate, and (c) to preserve and maintain all rights in all applications to register material Patents, Trademarks and Copyrights. Any expenses incurred in connection with such applications shall be borne by the Assignor. The Assignor shall not abandon any filed application to register material Patents, Trademarks and Copyrights without the prior written consent of the Agent.

       xiii. DELIVERY OF CERTIFICATES. Upon the request of the Agent, the Assignor shall deliver to the Agent copies of all existing and future official
              Certificates of Registration for the Patents, Trademarks and Copyrights.

         xiv. NOTICE OF PROCEEDINGS. The Assignor shall promptly notify the Agent and the Lenders of the institution of, and any adverse determination in, any proceeding in the United States Patent and Trademark Office or any agency of any state or any court regarding the Assignor's right, title and interest in any material Patent, Trademark or Copyright or the Assignor's right to register any material Patent, Trademark or Copyright.

    e.   DEFAULT.

         i. The occurrence of any one or more of the following events shall constitute a Default:

              (1) Any representation or warranty made or deemed made by or on behalf of the Assignor to the Agent or the Lenders under or in connection with this Assignment shall be false in any material respect as of the date on which made or deemed made.

              (2) The breach by the Assignor of any of the terms or provisions of Section 4.4, 4.5, 4.6, 4.7, 4.8, 4.9 or 8.5 hereof.

              (3) The breach by the Assignor (other than a breach which constitutes a Default under
                   Section 5.1.1 or 5.1.2 hereof) of any of the terms or provisions of this Assignment which is not remedied within twenty (20) days after the giving of written notice by the Agent.

              (4) The occurrence of any "Default" under and as defined in the Credit Agreement.

         ii. ACCELERATION AND REMEDIES. If any Default described in the Credit Agreement occurs with respect to the Assignor, the obligations of the Lenders to make Loans thereunder and the right of the Lenders to declare the Obligations to be due and payable shall be determined in accordance with the Credit Agreement.

         iii. ASSIGNOR'S OBLIGATIONS UPON DEFAULT. Upon the request of the Agent after a Default occurs and is continuing, the Assignor will:

              (1) ASSEMBLY OF COLLATERAL. Assemble and make available to the Agent the Collateral and all records relating thereto at the main office of the Assignor or at such other place or places reasonably specified by the Agent.

              (2) SECURED PARTY ACCESS. Permit the Agent, by the Agent's representatives and agents, to enter and remain on any premises where all or any part of the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral or such books and records and to remove all or any part of the Collateral or such books and records.

    f.   WAIVERS, AMENDMENTS AND REMEDIES.

         i. REMEDIES. In the event that any Default has occurred and is continuing, the Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Assignor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase, contract to sell or otherwise dispose of and deliver said Collateral, or any part thereof, in one or more portions at public or private sale or sales or dispositions, at any exchange, broker's board or at any of the Agent's offices or elsewhere upon such terms and conditions as the Agent may deem advisable and at such prices as the Agent may deem best, for any combination of cash or on credit or for future delivery without assumption of any credit risk, with the right to the Agent or any Lender upon any such sale or sales or dispositions, public or private, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption in the Assignor, which right or equity is hereby expressly waived and released.

         ii. WAIVERS AND AMENDMENTS. No delay or omission of the Agent or any Lender to exercise any right or remedy granted under this Assignment shall impair such right or remedy or be construed to be a waiver of any Unmatured Default or Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude other or further exercise thereof or the exercise of any other right or remedy, and no waiver, amendment or other variation of the terms, conditions or provisions of this Assignment whatsoever shall be valid unless in writing signed by the Agent and the Required Lenders (if so required by the Credit Agreement), and then only to the extent specifically set forth in such writing; provided, however, that any amendment purporting to release all or substantially all of the Collateral shall be valid only if signed by the Agent and all of the Lenders. All rights and remedies contained in this Assignment or by law afforded shall be cumulative and all shall be available to the Agent and the Lenders until the Obligations have been indefeasibly paid in full.

    g.   PROCEEDS.

         i. SPECIAL COLLATERAL ACCOUNT. After a Default has occurred and is continuing, all cash proceeds of the Collateral received by the Agent shall be deposited in a special cash collateral account with the Agent and held there as security for the Obligations.

         ii. APPLICATION OF PROCEEDS. The proceeds of the Collateral received by Agent pursuant to Section
              7.1 shall be applied by the Agent to payment of the Obligations in the following order unless a court of competent jurisdiction shall otherwise direct:

                   (a)  FIRST, to payment of all reasonable
                        costs and expenses of the Agent and the
                        Lenders incurred in connection with the
                        collection and enforcement of the
                        Obligations or of the security interest
                        granted to the Agent and the Lenders
                        pursuant to this Assignment, including
                        all costs and expenses of any sale
                        pursuant hereto, and of any judicial or
                        private proceedings in which such sale
                        may be made, and of all other expenses,
                        liabilities and advances made or
                        incurred by the Agent, the Lenders and
                        the agents and attorneys of each of
                        them, together with interest at the
                        Default Rate on such costs, expenses and liabilities and on all advances made by the Agent or any Lender from the date any such cost, expense or liability is due, owing or unpaid or any such advance is made, in each case until paid in full;

                   (b) SECOND, for application of in accordance with Section 7.3 to the Borrower
                        Security Agreement; and

                   (c) THIRD, the balance, if any, after all of the Obligations have been satisfied, shall be remitted to the Assignor or as required by law.

    h.   GENERAL PROVISIONS.

         i. NOTICE OF DISPOSITION OF COLLATERAL. The Assignor hereby waives notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made. To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to the Assignor, addressed as set forth in Section 10 hereof, at least ten (10) days prior to any such public sale or the time after which any such private sale or other disposition may be made.

         ii.  AGENT PERFORMANCE OF ASSIGNOR OBLIGATIONS.
              Without having any obligation to do so, upon either (a) notice to the Assignor or (b) the occurrence of an Unmatured Default or a Default, the Agent may perform or pay any obligation which the Assignor has agreed to perform or pay in this Assignment and the Assignor shall reimburse the Agent for any amounts paid by the Agent pursuant to this Section 8.2. The Assignor's obligation to reimburse the Agent pursuant to the preceding sentence shall be an Obligation payable on demand.

         iii. AUTHORIZATION FOR AGENT TO TAKE CERTAIN ACTION. The Assignor irrevocably authorizes the Agent at any time and from time to time, in the sole discretion of the Agent, upon either (a) notice to the Assignor or (b) the occurrence of an Unmatured Default or a Default: (i) to execute on behalf of the Assignor as debtor and to file financing statements and other documents with the United States Patent and Trademark Office or Copyright Office or otherwise which are necessary or desirable in the Agent's sole discretion to perfect and to maintain the perfection and priority of the Agent's and Lenders' security interest in the Collateral; (ii) to endorse and collect any cash proceeds of the Collateral; or
              (iii) to file a carbon, photographic or other reproduction of this Assignment or any financing statement with respect to the Collateral as a financing statement in such offices as the Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Agent's and the Lenders' security interest in the Collateral. At any time and from time to time after the Obligations have been declared or become due and payable in accordance with the Credit Agreement, the Assignor authorizes the Agent to apply the proceeds of any Collateral received by the Agent to the Obligations as provided in Section 7 hereof.

         iv. SPECIFIC PERFORMANCE OF CERTAIN COVENANTS. The Assignor acknowledges and agrees that a breach of any of the covenants contained in Sections 4.1, 4.5, 4.6, 4.13, 5.3 and 8.5 hereof will cause irreparable injury to the Agent and the Lenders and that the Agent and the Lenders have no adequate remedy at law in respect of such breaches and therefore agree, without limiting the right of the Agent or the Lenders to seek and obtain specific performance of other obligations of the Assignor contained in this Assignment, that the covenants of the Assignor contained in the Sections referred to in this Section 8.4 shall be specifically enforceable against the Assignor.

         v. DISPOSITIONS NOT AUTHORIZED. Except as provided for by the Credit Agreement, the Assignor is not authorized to sell or otherwise dispose of the Collateral and notwithstanding any course of dealing between the Assignor and the Agent or other conduct of the Agent, no authorization to sell or otherwise dispose of the Collateral shall be binding upon the Agent or the Lenders unless such authorization is in writing signed by the Agent with the consent of the Required Lenders or all Lenders, as required by the Credit Agreement.

         vi. DEFINITION OF CERTAIN TERMS. Terms defined in the Illinois Uniform Commercial Code which are not otherwise defined in this Assignment are used in this Assignment as defined in the Illinois Uniform Commercial Code as in effect on the date hereof.

         vii. BENEFIT OF AGREEMENT. The terms and provisions of this Assignment shall be binding upon and inure to the benefit of the Assignor, the Agent and the Lenders and their respective successors and assigns, except that the Assignor shall not have the right to assign its rights or obligations under this Assignment or any interest herein, without the prior written consent of the Agent and the Lenders.

        viii. SURVIVAL OF REPRESENTATIONS. All representations and warranties of the Assignor contained in this Assignment shall survive the execution and delivery of this Assignment.

         ix. TAXES AND EXPENSES. Any taxes (including, without limitation, any sales, gross receipts, general corporation, personal property, privilege or license taxes, but not including any federal or other taxes imposed upon the Agent or any Lender, with respect to its gross or net income or profits arising out of this Assignment) payable or ruled payable by any Federal or State authority in respect of this Assignment shall be paid by the Assignor, together with interest and penalties, if any. The Assignor shall reimburse (a) the Agent for any and all reasonable outofpocket expenses and internal charges (including reasonable attorneys', auditors' and accountants' fees and reasonable time charges of attorneys, paralegals, auditors and accountants who may be employees of the Agent) paid or incurred by the Agent in connection with the preparation, execution, delivery, administration, collection and enforcement of this Assignment and in the audit, analysis, administration, collection, preservation or sale of the Collateral (including the expenses and charges associated with any periodic or special audit of the Collateral), and (b) the Agent and each Lender for any and all reasonable outofpocket expenses and internal charges (including reasonable attorneys', auditors' and accountants' fees and reasonable time charges of attorneys, paralegals, auditors and accountants who may be employees of the Agent or such Lender) paid or incurred by the Agent or such Lender in connection with the collection and enforcement of this Assignment.

         x. HEADINGS. The title of and section headings in this Assignment are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Assignment.

         xi. TERMINATION. This Assignment and the Liens arising hereunder shall continue in effect (notwithstanding the fact that from time to time there may be no Obligations or commitments therefor outstanding) until the payment in full of the Obligations and the termination of the Credit Agreement in accordance with its terms and all commitments of the Lenders thereunder, at which time the security interests granted hereby shall terminate and any and all rights to the Collateral shall revert to the Assignor. Upon such termination, the Agent shall promptly return to the Assignor, at the Assignor's expense, such of the Collateral held by the Agent as shall not have been sold or otherwise applied pursuant to the terms hereof. The Agent will promptly execute and deliver to the Assignor such other documents as the Assignor shall reasonably request to evidence such termination.

         xii. ENTIRE AGREEMENT. This Assignment, the Credit Agreement and the other Loan Documents embody the entire agreement and understanding between the Assignor and the Agent relating to the Collateral and supersede all prior agreements and understandings between the Assignor and the Agent relating to the Collateral.

        xiii. INDEMNITY. The Assignor hereby agrees to assume liability for, and does hereby agree to indemnify and keep harmless the Agent and each Lender, its successors, assigns, agents and employees, from and against any and all liabilities, damages, penalties, suits, costs, and expenses of any kind and nature, imposed on, incurred by or asserted against the Agent or any Lender, or its successors, assigns, agents and employees, in any way relating to or arising out of this Assignment, or the manufacture, purchase, acceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of any Collateral (other than liability resulting from the gross negligence or wilful misconduct of the Agent or any such Lender).

         xiv. RELEASES. Upon termination of this Assignment in accordance with the provisions of Section 8.11 hereof, the Agent and the Lenders shall, at the Assignor's request and expense, execute such releases as the Assignor may reasonably request, in form and upon terms acceptable to the Agent and the Lenders in all respects.

         xv. WAIVERS. Except to the extent expressly otherwise provided herein or in any other Loan Document, the Assignor waives, to the extent permitted by applicable law, (a) any right to require either the Agent or any Lender to proceed against any other person, to exhaust its rights in any other collateral, or to pursue any other right which either the Agent or any Lender may have, and (b) with respect to the Obligations, presentment and demand for payment, protest, notice of protest and nonpayment, and notice of the intention to accelerate.

         xvi. COUNTERPARTS. This Assignment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Assignment by signing any such counterpart. This Assignment shall be effective when it has been executed by the Assignor and the Agent.

        xvii. CHOICE OF LAW. THIS ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS, OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

       xviii. MARSHALLING. Neither the Agent nor any Lender shall be under any obligation to marshall any assets in favor of the Assignor or any other party or against or in payment of any or all of the Obligations.

    i.   THE AGENT.

         The First National Bank of Chicago has been appointed as Agent for the Lenders hereunder pursuant to Article X of the Credit Agreement, and the Agent has agreed to act (and any successor Agent shall act) as such hereunder only on the express conditions contained in such Article X. Any successor Agent appointed pursuant to Article X of the Credit Agreement shall be entitled to all the rights, interests and benefits of the Agent hereunder.

    j.   NOTICES.

         i. SENDING NOTICES. Any notice required or permitted to be given under this Assignment shall be given in accordance with Section 13.1 of the Credit
              Agreement.

         ii. CHANGE IN ADDRESS FOR NOTICES. The Assignor and the Agent or any Lender may change the address for service of notice upon it by a notice in writing to the other.

    IN WITNESS WHEREOF, the undersigned have caused this Assignment to be executed by their duly authorized representatives as of the date first set forth above.


                                  RAWLING'S SPORTING GOODS
                                  COMPANY, INC.



                                  By:/s/Rexford K. Peterson
                                  Its:Chief Financial Officer


                                  THE FIRST NATIONAL BANK OF
                                  CHICAGO, as Agent



                                  By:/s/Nathan Block
                                  Its:First Vice President

STATE OF                )
                        )  SS:
COUNTY OF               )




    The foregoing Intellectual Property Assignment of Security Interest was executed and acknowledged before me this _____ day of _________, ____ by _______________, personally known to me to be the ________________ of _____________ , a ___________________,
corporation, on behalf of such corporation.

                                  NOTARY PUBLIC

                                  My Commission Expires:
(SEAL)